EATON VANCE CALIFORNIA LIMITED MATURITY MUNICIPALS FUND
EATON VANCE FLORIDA LIMITED MATURITY MUNICIPALS FUND
EATON VANCE MASSACHUSETTS LIMITED MATURITY MUNICIPALS FUND
EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND
EATON VANCE NEW JERSEY LIMITED MATURITY MUNICIPALS FUND
EATON VANCE NEW YORK LIMITED MATURITY MUNICIPALS FUND
EATON VANCE OHIO LIMITED MATURITY MUNICIPALS FUND
EATON VANCE PENNSYLVANIA LIMITED MATURITY MUNICIPALS FUND
Supplement to Prospectuses
dated August 1, 2006

EATON VANCE ARIZONA MUNICIPALS FUND
EATON VANCE COLORADO MUNICIPALS FUND
EATON VANCE CONNECTICUT MUNICIPALS FUND
EATON VANCE MICHIGAN MUNICIPALS FUND
EATON VANCE MINNESOTA MUNICIPALS FUND
EATON VANCE NEW JERSEY MUNICIPALS FUND
EATON VANCE PENNSYLVANIA MUNICIPALS FUND
Supplement to Prospectus
dated December 1, 2006

EATON VANCE FLORIDA INSURED MUNICIPALS FUND EATON VANCE HAWAII MUNICIPALS FUND EATON VANCE HIGH YIELD MUNICIPALS FUND EATON VANCE KANSAS MUNICIPALS FUND Supplement to Prospectus dated June 1, 2006

(collectively, the “Funds”)

The Funds’ investment adviser is currently reevaluating the presentation of the Fund’s financial statements for the application of the provisions of Statement of Financial Accounting Standards No. 140 (“FAS 140”), respect to certain types of derivative securities, commonly referred to as “inverse floaters,” that are or were held in the Fund’s portfolio. The application of the provisions of FAS 140 would require a recharacterization of each inverse floater transaction for financial statement presentation purposes as a “financing transaction” instead of a sale. In a typical inverse floater transaction, a Fund sells a municipal bond to a broker that transfers a bond of the same type to a trust. The Fund then acquires a residual interest in the trust. Although the Funds’ investment adviser believes that the Funds’ historical accounting treatment of inverse floaters has been consistent with prevailing mutual fund industry accounting practices, it is analyzing the impact of applying FAS 140 to the reporting and presentation of each Fund’s inverse floaters in its financial statements, including its Financial Highlights, as well as other sections of the prospectus. The investment adviser does not expect that the application of FAS 140 would result in any material changes in a Fund's reported net income, past performance, average annual total returns or net asset values per share. However it does anticipate that by treating inverse floater transactions as financing transactions, each Fund may be required to restate its historical financial statements. Such restatement would gross up the Fund’s assets and liabilities in the Statement of Assets and Liabilities to reflect the amount of the assets transferred to such trusts and would include certain interest payments to third parties from the trust as interest expense of the Fund, while also including such interest payments by the municipal bond held in the trust as interest income to the Fund. This change would increase the Fund’s stated Annual Fund Operating Expenses, the Fund’s stated income and its expense ratios.

February 9, 2007	COMBMUNIPS